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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001


                              REPUBLIC BANCORP INC.
             (Exact name of registrant as specified in its charter)


        Michigan                       0-15734                  38-2604669
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)

                  1070 East Main Street, Owosso, Michigan 48867
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 725-7337




          (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On July 2, 2001, Republic Bancorp Inc. announced that on June 29, 2001 it had completed the sale of its subsidiary Market Street Mortgage Corporation to NetBank, Inc. of Alpharetta, Georgia.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial statements of business acquired.

             Not applicable.

        (b)  Pro forma financial information.

             Not applicable.

        (c)  Exhibits:

             Exhibit No.                          Description
             -----------                          -----------
                99.1                     Press Release dated July 2, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   REPUBLIC BANCORP INC.


Date: July 9, 2001                 By  /s/ Thomas F. Menacher
                                       -----------------------------------------
                                       Thomas F. Menacher,
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX


               Exhibit No.                          Description
               -----------                          -----------
                   99.1                     Press Release dated July 2, 2001.

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